SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2001

RARE HOSPITALITY INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-19924	58-1498312

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8215 Roswell Rd; Bldg. 600; Atlanta, GA 30350

(Addresses of Principal Executive Offices, including Zip Code)

(770) 399-9595

(Registrant’s Telephone Number, including Area Code)

Item 5. Other Events.

      On January 23, 2001, RARE Hospitality International, Inc. (the “Company”) announced that it expects to report fourth quarter 2000 earnings that exceed analysts’ expectations for such period. A copy of the Company’s press release is filed as an exhibit to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release, dated January 23, 2001.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RARE HOSPITALITY INTERNATIONAL, INC.

By:	/s/ W. DOUGLAS BENN

Name: W. Douglas Benn

Title: Chief Financial Officer

Date: January 24, 2001

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated January 23, 2001.